UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2010
PHOENIX TECHNOLOGIES LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17111	04-2685985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

915 Murphy Ranch Road, Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 570-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On October 21, 2010, Phoenix Technologies Ltd., a Delaware corporation (“Phoenix”), entered into an Amendment (the “Amendment”) to Agreement and Plan of Merger (the “Marlin Merger Agreement”), dated August 17, 2010, between Phoenix and Pharaoh Acquisition LLC, a Delaware limited liability company and formerly known as Pharaoh Acquisition Corp (“Parent”), Pharaoh Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), each affiliates of Marlin Equity Partners (“Marlin”), and, solely for purposes of providing a guarantee of the obligations of the Parent and Merger Subsidiary, Marlin Equity II, L.P., a Delaware limited partnership and Marlin Equity III, L.P., a Delaware limited partnership. Pursuant to the Amendment, the Merger Consideration (as defined in the Marlin Merger Agreement) was increased to $4.05 per share. In addition, the Amendment, among other things, (i) provides that Phoenix will cause the stockholder meeting currently scheduled to be held on October 25, 2010 to be delayed to a date that is not more than ten (10) days after the mailing date of a supplemental proxy statement and (ii) eliminates the closing condition that stockholders representing not more than ten percent (10.0%) of Phoenix common stock shall have exercised their appraisal rights under applicable Delaware laws.
Other than as expressly modified pursuant to the Amendment, the Marlin Merger Agreement remains in full force and effect as originally executed on August 17, 2010. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
On October 22, 2010, Phoenix issued a press release announcing the Amendment and the transaction contemplated thereunder, a copy of such press release is attached as Exhibit 99.1 to this Form 8-K.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously disclosed in the Current Report on Form 8-K filed on August 17, 2010 (the “August 17, 2010 Form 8-K”), the Board adopted and approved, based upon the recommendation of the Compensation Committee of the Board, the Special Acquisition Bonus Program (the “Program”) designed to aid in the retention of Phoenix executive officers and other key employees in connection with the proposed merger under the Marlin Merger Agreement. Under the Program, eligible employees will be allowed to participate in a special bonus pool that will be established at the time the merger. In addition, as previously disclosed in Phoenix’s definitive proxy statement filed on September 22, 2010, the Board used a matrix (the “Matrix”) to determine the size of the bonus pool based on the consideration paid in the merger. The Matrix contemplated that if a transaction occurred at a price higher (or lower) than the one embodied in the original proposal from Marlin, then the size of the retention plan would increase (or decrease) both in dollar amount and as a percentage of the overall transaction value, pursuant to that Matrix. On October 21, 2010, the Board formally adopted the Matrix as follows:

Merger Consideration (per share):	$3.85	$3.90	$3.95	$4.00	$4.05	$4.10	$4.15	$4.20	$4.25	$4.30	$4.35	$4.40 and higher
Retention Bonus Pool Percentage:	0.625%	0.75%	0.875	1.00%	1.125%	1.25%	1.375%	1.50%	1.625%	1.75%	1.875%	2.00%

Based on the Matrix and a merger consideration of $4.05 per share, the bonus pool will be established in a dollar amount equal to 1.125% of the current acquisition value established for Phoenix based on the acquisition proceeds payable to the Company’s shareholders and the dollar liability triggered under the Program.
The foregoing description of the Program does not purport to be complete and is qualified in its entirety by reference to a copy of the Program, a copy of which was filed as Exhibit 10.2 to the August 17, 2010 Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events
As previously disclosed, on October 20, 2010, Gores Capital Partners III, L.P. and its affiliates submitted a definitive offer and revised proposal (the “Gores Proposal”) to Phoenix to acquire all of the outstanding securities of Phoenix for cash consideration of $4.05 per share, and the board of directors of Phoenix (the “Board”) determined that such proposal constituted a Superior Proposal (as such term is defined in the Marlin Merger Agreement).
On October 21, 2010, pursuant to the terms of the Marlin Merger Agreement, Marlin submitted a matching proposal in the form of the Amendment to increase the Merger Consideration to $4.05 per share and modify other terms in the Marlin Merger Agreement as described in Item 1.01 above. On October 21, 2010, the Board determined, after consulting with its financial and legal advisors, that in light of the matching proposal submitted by Marlin, the Gores Proposal no longer constitutes a Superior Proposal and that it is in the best interest of the stockholders of Phoenix to enter into the Amendment.
The Board has approved the merger with Marlin and continues to support its recommendation that Phoenix’s stockholders adopt the Marlin Merger Agreement, as amended by the Amendment, and approve the merger with Marlin at Phoenix’s special meeting of stockholders. Phoenix plans to distribute and file with the Securities and Exchange Commission a supplement to the definitive proxy statement filed on September 22, 2010 to update stockholders with respect to the development described above.
Phoenix expects that it will hold but immediately adjourn its special meeting of stockholders originally scheduled on October 25, 2010 to a later date to be announced at the meeting.
Important Additional Information About the Merger and Where You Can Find It.
In connection with the proposed transaction and the special meeting of Phoenix stockholders to approve the transaction, Phoenix has filed a definitive proxy statement with the Securities and Exchange Commission on September 22, 2010 and will file one or more supplements to the definitive proxy statement (as supplemented, the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT AND OTHER FILED DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Proxy Statement and other documents filed by Phoenix at the Securities and Exchange Commission’s website at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from Phoenix by directing such request to Phoenix Technologies Ltd., c/o Investor Relations, 915 Murphy Ranch Rd., Milpitas, CA, telephone: (408) 570-1000.
Phoenix and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Certain information regarding the interests of such directors and executive officers is included in the Phoenix Proxy Statement for its 2010 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on December 30, 2009, and information concerning all of the Phoenix participants in the solicitation are included in the Proxy Statement. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at www.sec.gov and from Phoenix Technologies Ltd., c/o Investor Relations, 915 Murphy Ranch Rd., Milpitas, CA, telephone: (408) 570-1000.
Forward-Looking Statements
This document contains certain forward-looking statements about Phoenix that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to, the occurrence of any event, change or other circumstances that could affect the timing and results of stockholder approval of the Marlin Merger Agreement and the closing of the merger contemplated under the Marlin Merger Agreement; the outcome of any legal proceedings that have or may be instituted against the Company; the risk that the proposed transaction disrupts current plans and operations; and other risks that are set forth in the “Risk Factors” and other sections of Phoenix’s filings with the Securities and Exchange Commission. Many of the factors that will determine the outcome of the merger are beyond Phoenix’s ability to control or predict. Phoenix undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description

2.1	Amendment to Agreement and Plan of Merger by and among Phoenix, Pharaoh Acquisition LLC, Pharaoh Merger Sub Corp., and Phoenix Technologies Ltd., and Marlin Equity II, L.P. and Marlin Equity III, L.P., dated as of October 21, 2010.

99.1	Press Release dated October 22, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2010	PHOENIX TECHNOLOGIES LTD.
	By:	/s/ Timothy C. Chu
Timothy C. Chu
Vice President, General Counsel and Secretary